SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                February 25, 2009
                                -----------------
                Date of Report (Date of earliest event reported)


                                SOYO GROUP, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


        Nevada                         333-42036                  95-4502724
----------------------------   -----------------------       -------------------
(State or other jurisdiction   (Commission File Number)         IRS Employer
of incorporation)                                            Identification No.)


                              1290 East Elm Street
                         Ontario, California 91761-3646
                         ------------------------------
          (Address of principal executive offices, including zip code)


                                 (909) 292-2500
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

Item 8.01   Other Events


SOYO, Inc. announced today that has filed a lawsuit against Gregg Appliances, Inc. (DBA HH Gregg) for non payment of over $150,000 of invoices. The invoices are over 150 days past due, and numerous attempts to collect the balance have been unsuccessful.





SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            SOYO GROUP, INC.
                                            ----------------
                                              (Registrant)




Date: February 25, 2009                     By:    /s/ MING CHOK
     ------------------                        ---------------------------
                                                   Ming Chok, CEO



Date: February 25, 2009                     By:    /s/ NANCY CHU
     ------------------                        ---------------------------
                                                   Nancy Chu, CFO